Exhibit 32.0

Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Heritage Financial Corporation (the “Company”) on Form 10-K/A for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date here of (the “Report”), we, Brian L. Vance, President and Chief Executive Officer and Donald J. Hinson, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 28, 2009

/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer Principal Executive Officer

/s/ Donald J. Hinson
Donald J. Hinson
Senior Vice President and Chief Financial Officer Principal Financial Officer